EXHIBIT 99.3

The unaudited pro forma financial statements as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016 have been derived from the historical (i) consolidated financial statements of Ashford Inc. and subsidiaries, (ii) financial statements of J&S Audio Visual Communications, Inc. ("J&S U.S.") and (iii) financial statements of J&S Audiovisual Mexico, S. de R.L. de C.V. ("J&S Mexico"). The U.S. and Mexico entities are collectively referred to as "J&S." The unaudited pro forma financial statements do not include the impact of the acquisition of a controlling interest in a privately held company that conducts the business of J&S Audio Visual in the the Dominican Republic as that business is not significant as prescribed by Rule 3-05 of Regulation S-X.
The pro forma adjustments give effect to Ashford Inc.'s acquisition of an 85% controlling interest in J&S for approximately $25.5 million in the form of:
(i) $19.2 million in cash of which $10.0 million was funded with a term loan with an estimated fair value of approximately $10.0 million;
(ii) 70,318 shares of Ashford Inc. common stock, which was determined based on an agreed upon value of approximately $4.3 million using a thirty-day volume weighted average price per share of $60.44, and had an estimated fair value of approximately $5.1 million as of the acquisition date; and
(iii) contingent consideration with an estimated fair value of approximately $1.2 million.
The unaudited pro forma balance sheet as of September 30, 2017 is presented to reflect adjustments to Ashford Inc.'s balance sheet as if the transaction was completed on September 30, 2017. The unaudited statements of operations for the nine months ended September 30, 2017, and for the year ended December 31, 2016, are presented as if the transaction was completed on January 1, 2016. The unaudited pro forma financial information has been prepared for informational purposes only and does not purport to be indicative of what may result in the future.

ASHFORD INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2017
(in thousands, except share amounts)

	Historical Ashford Inc. (A)	J&S U.S. (B)	J&S Mexico (C)	Adjustments		Pro Forma Ashford Inc.
Assets
Current assets:
Cash and cash equivalents	$44,561	$—	$42	$(19,176)	(D(i))	$35,427
				10,000	(D(i))
Restricted cash	11,109	—	—			11,109
Prepaid expenses and other	1,073	342	1,581	(629)	(F(ii))	2,367
				—	(E(i))
Receivables	518	3,332	239	—	(E(i))	4,089
				—	(F(i))
Due from Ashford Trust OP, net	11,705	—	—			11,705
Due from Ashford Prime OP	1,065	—	—			1,065
Inventories	—	558	252	—	(E(i))	810
				—	(F(i))
Other assets	128	—	—			128
Total current assets	70,159	4,232	2,114	(9,805)		66,700
Investments in unconsolidated entities	500	—	—			500
Furniture, fixtures and equipment, net	11,753	5,920	2,905	—	(E(ii))	20,578
				—	(F(iii))
Deferred tax assets	630	—	308			938

Goodwill	813	—	—	13,137	(G)	13,950
Intangible assets, net	157	—	—	9,720	(G)	9,877
Other assets	—	3,503	—	(1,689)	(E(iii))	187
				(111)	(E(iv))
				(1,516)	(E(v))
Total assets	$84,012	$13,655	$5,327	$9,736		$112,730

	Historical Ashford Inc. (A)	J&S U.S. (B)	J&S Mexico (C)	Adjustments		Pro Forma Ashford Inc.
Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$12,059	$5,942	$2,103	$(780)	(E(vi))	$19,523
				(111)	(F(iv))
				310	(E(vii))
Due to affiliates	2,071	—	—			2,071
Deferred compensation plan	202	—	—			202
Notes payable	340	1,670	753	(1,547)	(E(vi))	1,949
				(181)	(F(v)
				914	(D(i))
Other liabilities	11,109	—	—			11,109
Total current liabilities	25,781	7,612	2,856	(1,395)		34,854
Accrued expenses	68	—	—	1,196	(D(iii))	1,264
Deferred income	11,488	746	477	—	(E(viii))	12,711
				—	(F(vi))
Deferred compensation plan	12,397	—	—			12,397
Notes payable, net	20	3,353	—	(3,000)	(E(vi))	9,459
				9,086	(D(i))
Total liabilities	49,754	11,711	3,333	5,887		70,685
Commitments and contingencies
Redeemable noncontrolling interests	251	—	—			251
Redeemable noncontrolling interests in subsidiary common stock	1,685	—	—			1,685
Redeemable noncontrolling interests in J&S	—	—	—	2,724	(H)	2,724
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:	—	—	—			—
Series A cumulative preferred stock, no shares issued and outstanding at September 30 2017	—	—	—			—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,022,403 shares issued and outstanding at September 30 2017, 2,092,721 shares issued and outstanding as adjusted	20	—	—	1	(D(ii))	21
Additional paid-in capital	242,830	1,944	1,994	5,062	(D(ii))	247,892
				(3,938)	(H)
Accumulated deficit	(210,988)	—	—			(210,988)
Total stockholders' equity of the Company	31,862	1,944	1,994	1,125		36,925
Noncontrolling interests in consolidated entities	460	—	—	—		460
Total equity	32,322	1,944	1,994	1,125		37,385
Total liabilities and equity	$84,012	$13,655	$5,327	$9,736		$112,730
See Notes to Unaudited Pro Forma Financial Statements.

ASHFORD INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2017
(in thousands, except per share amounts)

	Historical Ashford Inc. (AA)	J&S U.S. (BB)	J&S Mexico (CC)	Adjustments		Pro Forma Ashford Inc.
Revenue
Advisory services	$47,960	$—	$—	$		$47,960
Audio visual	—	38,255	10,087			48,342
Other	3,947	—	—			3,947
Total revenue	51,907	38,255	10,087			100,249
Expenses
Salaries and benefits	39,146	2,676	480			42,302
Cost of revenues for audio visual	—	30,936	6,520			37,456
Depreciation and amortization	1,636	427	111	692	(DD)	2,866
General and administrative	12,493	3,249	2,272	(648)	(EE)	17,366
Impairment	1,072	—	—			1,072
Other	618	—	—			618
Total expenses	54,965	37,288	9,383	44		101,680
Operating income (loss)	(3,058)	967	704	(44)		(1,431)
Realized loss on investment in unconsolidated entity	—	—	—			—
Unrealized gain on investment in unconsolidated entity	—	—	—			—
Interest expense and amortization of loan costs	(35)	(228)	—	177	(FF)	(518)
				(301)	(GG)
				(131)	(HH)
Interest income	153	—	—			153
Dividend income	93	—	—			93
Unrealized gain (loss) on investments	203	—	—			203
Realized gain (loss) on investments	(294)	—	—			(294)
Other income (expense)	(26)	(60)	(240)			(326)
Income (loss) before income taxes	(2,964)	679	464	(299)		(2,120)
Income tax (expense) benefit	(9,248)	(91)	(517)	438	(II)	(9,418)
Net income (loss)	(12,212)	588	(53)	139		(11,538)
(Income) loss from consolidated entities attributable to noncontrolling interests	267	—	—			267
Net (income) loss attributable to redeemable noncontrolling interests	4	—	—			4
Net (income) loss attributable to redeemable noncontrolling interest in subsidiary common stock	991	—	—			991
Net (income) loss attributable to redeemable noncontrolling interest in J&S	—	—	—	(101)	(JJ)	(101)
Net income (loss) attributable to the Company	$(10,950)	$588	$(53)	$38		$(10,377)
Loss per share—basic:
Net income (loss) attributable to common stockholders	$(5.42)				(KK)	$(4.97)
Weighted average common shares outstanding—basic	2,019			70	(KK)	2,089
Loss per share—diluted:
Net income (loss) attributable to common stockholders	$(5.82)				(LL)	$(5.36)
Weighted average common shares outstanding—diluted	2,052			70	(LL)	2,122

See Notes to Unaudited Pro Forma Financial Statements.

ASHFORD INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Year Ended December 31, 2016
(in thousands, except per share amounts)

	Historical Ashford Inc. (AA)	J&S U.S. (BB)	J&S Mexico (CC)	Adjustments		Pro Forma Ashford Inc.
Revenue
Advisory services	$67,228	$—	$—	$		$67,228
Audio visual	—	45,046	15,261			60,307
Other	379	—	—			379
Total revenue	67,607	45,046	15,261			127,914
Expenses
Salaries and benefits	52,436	3,279	730			56,445
Cost of revenues for audio visual	—	36,558	9,962			46,520
Depreciation and amortization	1,174	623	138	922	(DD)	2,857
General and administrative	16,454	3,890	2,865	(170)	(EE)	23,039
Total expenses	70,064	44,350	13,695	752		128,861
Operating income (loss)	(2,457)	696	1,566	(752)		(947)
Realized loss on investment in unconsolidated entity	(3,601)	—	—			(3,601)
Unrealized gain on investment in unconsolidated entity	2,141	—	—			2,141
Interest expense and amortization of loan costs	—	(301)	(3)	260	(FF)	(637)
				(394)	(GG)
				(199)	(HH)
Interest income	73	—	2			75
Dividend income	170	—	—			170
Unrealized gain (loss) on investments	2,326	—	—			2,326
Realized gain (loss) on investments	(10,113)	—	—			(10,113)
Other income (expense)	(162)	178	(504)			(488)
Income (loss) before income taxes	(11,623)	573	1,061	(1,085)		(11,074)
Income tax (expense) benefit	(780)	(69)	(418)	383	(II)	(884)
Net income (loss)	(12,403)	504	643	(702)		(11,958)
(Income) loss from consolidated entities attributable to noncontrolling interests	8,860	—	—			8,860
Net (income) loss attributable to redeemable noncontrolling interests	4	—	—			4
Net (income) loss attributable to redeemable noncontrolling interest in subsidiary common stock	1,143	—	—			1,143
Net (income) loss attributable to redeemable noncontrolling interest in J&S	—	—	—	(67)	(JJ)	(67)
Net income (loss) attributable to the Company	$(2,396)	$504	$643	$(769)		$(2,018)
Loss per share—basic:
Net income (loss) attributable to common stockholders	$(1.19)				(MM)	$(0.97)
Weighted average common shares outstanding—basic	2,012			70	(MM)	2,082
Loss per share—diluted:
Net income (loss) attributable to common stockholders	$(2.56)				(NN)	$(2.32)
Weighted average common shares outstanding—diluted	2,209			70	(NN)	2,279

   See Notes to Unaudited Pro Forma Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)
Represents the historical consolidated balance sheet of Ashford Inc. as of September 30, 2017, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, filed on November 8, 2017.

(B)	Represents the historical balance sheet of J&S U.S., as of September 30, 2017, as included in Exhibit 99.1 of this Current Report on Form 8-K.

(C)
Represents the historical balance sheet of J&S Mexico as adjusted for differences between Mexican Financial Reporting Standards and generally accepted accounting principles in the United States (U.S. GAAP) as of September 30, 2017, as included in Exhibit 99.2 of this Current Report on Form 8-K. These amounts are included in the notes to the financial statements. The balances as of September 30, 2017, were translated using an exchange rate of one U.S. Dollar to 18.20 Mexican Pesos.

(D)
Represents adjustments for Ashford Inc.'s acquisition of an 85% controlling interest in J&S for $25.5 million in consideration in the form of (i) $19.2 million in cash of which $10.0 million was funded with a term loan with an estimated fair value of $10.0 million; (ii) 70,318 shares of Ashford Inc. common stock, which was determined based on an agreed upon value of $4.3 million using a thirty-day volume weighted average price per share of $60.44, and had an estimated fair value of $5.1 million as of the acquisition date; and (iii) contingent consideration with an estimated fair value of approximately $1.2 million. See footnote (H) for a discussion of the 15% noncontrolling interest.

(E)
The following table reconciles the historical assets and liabilities of J&S U.S. as of September 30, 2017, to the pro forma balances included in the pro forma balance sheet as of September 30, 2017 (in thousands):

	Historical J&S U.S. (B)	Adjustments		Pro Forma J&S U.S.
Assets
Current assets:
Cash and cash equivalents	$—	$—	(i)	$—
Prepaid expenses and other	342	—	(i)	342
Receivables	3,332	—	(i)	3,332
Inventories	558	—	(i)	558
Total current assets	4,232	—		4,232
Furniture, fixtures and equipment, net	5,920	—	(ii)	5,920
Other assets	3,503	(1,689)	(iii)	187
		(111)	(iv)
		(1,516)	(v)
Total assets	$13,655	$(3,316)		$10,339
Liabilities
Current liabilities:
Accounts payable and accrued expenses	$5,942	$(780)	(vi)	$5,472
		310	(vii)
Notes payable	1,670	(1,547)	(vi)	123
Total current liabilities	7,612	(2,017)		5,595

Deferred income	746	—	(viii)	746
Notes payable	3,353	(3,000)	(vi)	353
Total liabilities	11,711	(5,017)		6,694
Net assets	$1,944	$1,701		$3,645
_______________________________________________________________________________

(i)	Assumes working capital at September 30, 2017 was acquired and approximates fair value.

(ii)	Represents furniture, fixtures and equipment, net, of which the balance approximates fair value.

(iii)	Represents an adjustment for other assets that were not acquired by Ashford Inc., of which the remaining amount approximates fair value.

(iv)	Represent eliminations of intercompany balances upon the consolidation of J&S U.S. and J&S Mexico. The remaining balance approximates fair value.

(v)	Represents a receivable from Presentation Technologies, Inc., which was not acquired by Ashford Inc.

(vi)	Represents adjustments for the elimination of liabilities that were not assumed by Ashford Inc., of which the remaining balances approximate fair value.

(vii)	Represents an accrual for bonuses earned through September 30, 2017, which approximates fair value.

(viii)	Represents deferred income at its estimated fair value.

(F)
The following table reconciles the historical assets and liabilities of J&S Mexico as of September 30, 2017, to the pro forma balances included in the pro forma balance sheet as of September 30, 2017 (in thousands):

	Historical J&S Mexico (B)	Adjustments		Pro Forma J&S Mexico
Assets
Current assets:
Cash and cash equivalents	$42	$—	(i)	$42
Prepaid expenses and other	1,581	(629)	(ii)	952
Receivables	239	—	(i)	239
Inventories	252	—	(i)	252
Total current assets	2,114	(629)		1,485
Deferred tax assets	308	—		308
Furniture, fixtures and equipment, net	2,905	—	(iii)	2,905
Total assets	$5,327	$(629)		$4,698
Liabilities
Current liabilities:
Accounts payable and accrued expenses	$2,103	$(111)	(iv)	$1,992
Notes payable	753	(181)	(v)	572
Total current liabilities	2,856	(292)		2,564

Deferred income	477	—	(vi)	477
Total liabilities	3,333	(292)		3,041
Net assets	$1,994	$(337)		$1,657
_______________________________________________________________________________

(i)	Assumes working capital at September 30, 2017 was acquired and approximates fair value.

(ii)	Represents an adjustment for prepaid expenses that were not acquired by Ashford Inc., of which the remaining amount approximates fair value.

(iii)	Represents furniture, fixtures and equipment, net, of which the balance approximates fair value.

(iv)	The adjustment represents an elimination of intercompany balances upon the consolidation of J&S U.S. and J&S Mexico.

(v)	Represents an adjustment for a liability that was not assumed by Ashford Inc., of which the remaining balance approximates fair value.

(vi)	Represents deferred income, of which the balance approximates fair value.

(G)	The following table represents the fair value of assets acquired and liabilities assumed not reflected in notes (E) and (F) above (in thousands):

	Fair Value	Estimated Life
Assets
Intangible assets
Customer relationships	$6,519	7 years
Trade names	3,201	Indefinite
	9,720
Goodwill	13,137	Indefinite
	$22,857
The purchase price allocation related to the assets acquired and liabilities is preliminary and is subject to change.

(H)
Represents an adjustment for the 15% noncontrolling interest in J&S calculated as 15% of the net assets acquired. The 15% noncontrolling interest is redeemable by the holder for cash in certain circumstances outside Ashford Inc.'s or any of Ashford Inc.'s subsidiaries' control, which requires it to be classified as mezzanine equity in the Ashford Inc. pro forma balance sheet. The noncontrolling interest in J&S is classified as mezzanine equity because the terms are such that it is redeemable by the holder for cash in certain circumstances that are not within the control of Ashford Inc. or its subsidiaries.

Under the applicable authoritative accounting guidance, certain redeemable equity instruments should be classified outside of permanent equity (mezzanine equity) if they are redeemable for cash (1) at a fixed or determinable price on a fixed or determinable date, (2) at the option of the holder, or (3) upon the occurrence of an event that is not solely within the control of the issuer. As the aforementioned equity instrument meets these criteria, it should be classified as mezzanine equity in the Ashford Inc. unaudited pro forma consolidated balance sheet.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(AA)
Represents the historical consolidated statement of operations of Ashford Inc. for the nine months ended September 30, 2017, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, filed on November 8, 2017 and the historical statement of operations of Ashford Inc. for the year ended December 31, 2016, as reported in its Annual Report on Form 10-K for the year ended December 31, 2016, filed on March 16, 2017.

(BB)
Represents the historical statements of operations of J&S U.S. for the nine months ended September 30, 2017, and the year ended December 31, 2016, as included in Exhibit 99.1 of this Current Report on Form 8-K.

(CC)
Represents the historical statements of operations of J&S Mexico for the nine months ended September 30, 2017, and the year ended December 31, 2016, as included in Exhibit 99.2 of this Current Report on Form 8-K. The amounts for the nine months ended September 30, 2017 and year ended December 31, 2016 were translated using average exchange rates of approximately one U.S. Dollar to 18.75 and 18.76 Mexican Pesos, respectively.

(DD)	Represents straight-line amortization expense of intangible assets discussed in footnote (G) to the pro forma balance sheet over their respective estimated useful lives.

(EE)	Represents the elimination of transaction costs incurred for the nine months ended September 30, 2017 and the year ended December 31, 2016 as a result of the acquisition.

(FF)	Represents the elimination of interest expense as a result of the payoff of existing notes payable upon the closing of the transaction.

(GG)	Represents interest expense on the $10 million term loan.

(HH)	Represents interest expense associated with the accretion of the contingent consideration liability discussed in footnote (D(iii)).

(II)	Represents the adjustment to income tax expense based on our pro rata share of income tax expense resulting in a blended federal and state tax rate of 39.7%.

(JJ)	Represents an adjustment to net (income) loss attributable to redeemable noncontrolling interest in J&S for the 15% noncontrolling interest in J&S.

(KK)
Pro forma basic earnings per share for the nine months ended September 30, 2017 is based on pro forma net loss attributable to common stockholders divided by 2.1 million weighted average basic shares outstanding. The transaction resulted in the issuance of approximately 70,000 shares of Ashford Inc. common stock upon closing, which are included in basic earnings per share.

(LL)
Pro forma diluted earnings per share for the nine months ended September 30, 2017 is based on pro forma net loss attributable to common stockholders divided by 2.1 million weighted average diluted shares outstanding. The transaction resulted in the issuance of approximately 70,000 shares of Ashford Inc. common stock upon closing, which are included in diluted earnings per share. Diluted earnings per share excludes any potential shares issued upon the exercise of the Put Option (as defined) as the effect would be anti-dilutive.

(MM)
Pro forma basic earnings per share for the year ended December 31, 2016 is based on pro forma net loss attributable to common stockholders divided by 2.1 million weighted average basic shares outstanding. The transaction resulted in the issuance of approximately 70,000 shares of Ashford Inc. common stock upon closing, which are included in basic earnings per share.

(NN)
Pro forma diluted earnings per share for the year ended December 31, 2016 is based on pro forma net loss attributable to common stockholders divided by 2.3 million weighted average diluted shares outstanding. The transaction resulted in the issuance of approximately 70,000 shares of Ashford Inc. common stock upon closing, which are included in diluted earnings per share. Diluted earnings per share excludes any potential shares issued upon the exercise of the Put Option (as defined) as the effect would be anti-dilutive.